Exhibit 99.1

Checkpoint Therapeutics, Inc. 2 Gansevoort Street, 9th Floor New York, NY 10014 Tel: +1-781-652-4500 www.checkpointtx.com	Jubilant Life Sciences Ltd. 1A, Sector 16A, Noida – 201301, India Tel.: +91 120 4361000 www.jubl.com

Jubilant Biosys Enters into Exclusive out - Licensing Agreement with Checkpoint Therapeutics for Novel BET Inhibitors

New York, NY, USA, Fridayy, May 27, 2016

Noida (UP), India, Friday, May 27, 2016

Jubilant Biosys Ltd (“Jubilant Biosys”), a subsidiary of Jubilant Life Sciences Ltd, and Checkpoint Therapeutics, Inc. (“Checkpoint”), a subsidiary of Fortress Biotech, Inc. (NASDAQ: FBIO), today announced the signing of an exclusive, worldwide license agreement under which Jubilant Biosys will out-license to Checkpoint a family of patents covering compounds that inhibit BRD4, a member of the BET (Bromodomain and Extra Terminal) domain for cancer treatment. The deal includes an up-front payment of US $2 million and contingent preclinical, clinical and regulatory payments including commercial milestones totalling up to US $180 million. Jubilant Biosys will also receive research funding and royalty payments on successful commercialization of the compounds. Checkpoint will assume all further preclinical, clinical development and commercialization responsibilities.

The field of epigenetics as a treatment for cancer is a rapidly evolving area of focus for the pharmaceutical and biotech industry. Both parties believe that by working together to further develop these compounds, they will better be able to move towards bringing a product to market that will greatly improve the lives of patients.

Mr. Shyam S. Bhartia, Chairman and Mr. Hari S. Bhartia, Co-Chairman and Managing Director of Jubilant Life Sciences, commented, “The Drug Discovery business vertical under Jubilant Biosys and Jubilant Chemsys has acquired many years of extensive expertise and knowledge working with large pharma and biotech companies. Jubilant had decided to make strategic investments in proprietary drug discovery of small molecules with an intent to out-licence the same for upfront payments and phased milestone payments/royalties. This agreement represents our first out-licensing deal which is a testament to our investment in innovation in the pharmaceutical business.”

James F. Oliviero, III, President and CEO of Checkpoint stated, “We are very pleased to be partnering with Jubilant Biosys to license a family of patents covering compounds that inhibit BRD4 for cancer treatment.  This agreement enhances our current product portfolio of immuno-oncology and targeted anti-cancer agents. BET inhibitors have generated significant excitement within the oncology community and Jubilant’s asset provides us with additional opportunities to explore proprietary combinations and treatment options for patients. We appreciate Jubilant entrusting our organization to continue development of their exciting technology.”

About Jubilant Life Sciences Limited

Jubilant Life Sciences Limited is an integrated global Pharmaceutical and Life Sciences Company engaged in manufacture and supply of APIs, Solid Dosage Formulations, Radiopharmaceuticals, Allergy Therapy Products and Life Science Ingredients. It also provides services in Contract Manufacturing of Sterile Injectables and Drug Discovery Solutions. The Company’s strength lies in its unique offerings of Pharmaceuticals and Life Sciences products and services across the value chain. The company has 11 world-class manufacturing facilities in India, US and Canada and a team of around 6200 multicultural people across the globe with customers spread across over 100 countries. The Company is well recognized as a ‘Partner of Choice’ by leading pharmaceuticals and life sciences companies globally. For more info: www.jubl.com

About Jubilant Drug Discovery Solutions

Jubilant Drug Discovery Solutions (JDDS) comprises of Jubilant Biosys, Jubilant Chemsys and Jubilant Innovation and has presence in India in Bangalore and Noida and in Malvern (USA). These subsidiaries of Jubilant Life Sciences Ltd employ over 625 employees and has demonstrated expertise in multiple therapeutic areas of Oncology, Metabolic Disorders, Pain & Inflammation, CNS and others. The business model includes proprietary in-house innovation, strategic investments as well as drug discovery services as the core components which are available for collaborative research, partnership and out-licensing.

For more info: www.jubilantbiosys.com, www.Jchemsys.com

About Checkpoint Therapeutics

Checkpoint Therapeutics, Inc. (“Checkpoint”), a subsidiary of Fortress Biotech, Inc., is an immuno-oncology biopharmaceutical company focused on the acquisition, development and commercialization of novel, non-chemotherapy, immune-enhanced combination treatments for patients with solid tumor cancers. Checkpoint aims to acquire rights to these technologies by licensing the rights or otherwise acquiring an ownership interest in the technologies, funding their research and development and eventually either out-licensing or bringing the technologies to market. Currently, Checkpoint is developing a portfolio of fully human immuno-oncology targeted antibodies generated in the laboratory of Dr. Wayne Marasco, MD, PhD, a professor in the Department of Cancer Immunology and AIDS at the Dana-Farber Cancer Institute (“Dana-Farber”). The portfolio of antibodies Checkpoint licensed from Dana-Farber includes antibodies targeting programmed death-ligand 1 (“PD-L1”), glucocorticoid-induced TNFR related protein (“GITR”) and carbonic anhydrase IX (“CAIX”). Checkpoint plans to develop these novel immuno-oncology and checkpoint inhibitor antibodies on their own and in combination with each other, as published literature suggests that combinations of these targets may work synergistically together. Checkpoint has also licensed and is developing two oral targeted anti-cancer therapies, consisting of a small molecule inhibitor of poly (ADP-ribose) polymerase (“PARP”) and a small molecule inhibitor of epidermal growth factor receptor (“EGFR”) mutations. Additionally, Checkpoint will seek to add additional immuno-oncology drugs as well as other targeted therapies to create wholly-owned proprietary combinations that leverage the immune system and other complimentary mechanisms. Checkpoint is headquartered in New York City. For more information, visit www.checkpointtx.com.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress”) is a biopharmaceutical company dedicated to acquiring, developing and commercializing novel pharmaceutical and biotechnology products. Fortress plans to develop and commercialize products both within Fortress and through subsidiary companies, also known as Fortress Companies. In addition to its internal development programs, Fortress will leverage its biopharmaceutical business expertise and drug development capabilities to help the Fortress Companies achieve their goals. Additionally, Fortress will provide funding and management services to each of the Fortress Companies and, from time to time, Fortress and the Fortress Companies will seek licensing, acquisitions, partnerships, joint ventures and/or public and private financings to accelerate and provide additional funding to support their research and development programs. For more information, visit www.fortressbiotech.com.

Checkpoint Therapeutics Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: the risk that Checkpoint will not be able to advance its research programs; risks related to the timing of starting and completing of clinical trials; risks inherent in research and development activities; risks related to its growth strategy; its ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; its dependence on third-party suppliers; its ability to attract, integrate, and retain key personnel; the early stage of products under development; its need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in Checkpoint’s public filings and reports. Checkpoint expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Jubilant Life Sciences Forward-Looking Statements

Statements in this document relating to future status, events, or circumstances, including but not limited to statements about plans and objectives, the progress and results of research and development, potential product characteristics and uses, product sales potential and target dates for product launch are forward-looking statements based on estimates and the anticipated effects of future events on current and developing circumstances. Such statements are subject to numerous risks and uncertainties and are not necessarily predictive of future results. Actual results may differ materially from those anticipated in the forward-looking statements. Jubilant Life Sciences may, from time to time, make additional written and oral forward looking statements, including statements contained in the company’s filings with the regulatory bodies and its reports to shareholders. The company assumes no obligation to update forward-looking statements to reflect actual results, changed assumptions or other factors.

For more information please contact:

Jubilant Life Sciences Contacts

For Investors Ravi Agrawal Jubilant Life Sciences Limited Ph: +91-120 436 1002 E-mail: ravi_agrawal@jubl.com	Siddharth Rangnekar Citigate Dewe Rogerson Tel: +91 22 6645 1209 E-mail: siddharth@cdr-india.com

Anupam Jain Jubilant Life Sciences Limited Ph: +91-120 436 1021 E-mail: anupam_jain@jubl.com	Karl Kolah Citigate Dewe Rogerson Tel: +91 22 6645 1220 E-mail: karl@cdr-india.com

For Media Sudhakar Safaya Jubilant Life Sciences Limited Ph: +91-120 436 1062 E-mail: sudhakar_safaya@jubl.com	Saurabh Gupta Perfect Relations Ph: +91 9818075578 E-mail: sgupta@perfectrelations.com

For Business Development Dr. Rajiv Tyagi Jubilant Biosys Ltd Ph: +91-80 6662 8400 E-mail: rajiv_tyagi@jubilantbiosys.com

Checkpoint Therapeutics Contact

Jaclyn Jaffe

Checkpoint Therapeutics, Inc.

Ph: 1-781-652-4500

ir@checkpointtx.com